IN THE MATTER OF:	*	BEFORE

THE talbot BANK	*	THE COMMISSIONER OF

of easton, MARYLAND	*	FINANCIAL REGULATION

EASTON, Maryland	*	FOR THE

	*	STATE OF MARYLAND

*                        *                          *                           *                          *                          *                           *

STIPULATION AND CONSENT TO

THE ISSUANCE OF A CONSENT ORDER

Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF A CONSENT ORDER (“CONSENT AGREEMENT”) by the Commissioner of Financial Regulation for the State of Maryland (“Commissioner”), it is hereby stipulated and agreed by and between the Commissioner and The Talbot Bank of Easton, Maryland, Easton, Maryland (“Bank”), as follows:

1.          The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices, hereby consents and agrees to the issuance of a CONSENT ORDER (“ORDER”) by the Commissioner. The Bank further stipulates and agrees that the ORDER shall be deemed to be a final ORDER and that the ORDER shall become effective immediately upon its issuance by the Commissioner and fully enforceable by the Commissioner pursuant to the provisions of the Annotated Code of Maryland, Financial Institutions Article (“FI”) §§ 5-808 and 5-809, subject only to the conditions set forth in paragraph 3 of this CONSENT AGREEMENT.

2.          The Bank has been advised of its right to notice and a hearing on the alleged charges relating to the ORDER under FI § 5-808(d)(2) and Annotated Code of Maryland, State Government Article §§ 10-207 and 10-208, and has waived those rights.

3.          In the event the Commissioner accepts the CONSENT AGREEMENT and issues the ORDER, it is agreed that no action to enforce the ORDER in a court of competent jurisdiction will be taken by the Commissioner unless the Bank or any director, officer, employee, agent, successor or assignee, or other affiliate of the Bank has violated or is about to violate any provision of the ORDER.

The Bank hereby waives:

(a)	its right to notice and a hearing conducted for the purpose of taking evidence on the allegations to be set forth in the ORDER;
(b)	all defenses to the allegations to be set forth in the ORDER;
(c)	its right to appeal the ORDER by filing exceptions; and
(d)	its right to appeal the ORDER to a court of competent jurisdiction.

Dated:	May 23, 2013

/s/ Mark A. Kaufman
Mark A. Kaufman,
Commissioner of Financial Regulation

THE talbot BANK of easton, MARYLAND
EASTON, MARYLAND:

BY:

/s/ Herbert L. Andrew, III
Herbert L. Andrew, III
Director

/s/ Brenda W. Armistead
Brenda W. Armistead
Director

/s/ Lloyd L. Beatty, Jr.
Lloyd L. Beatty, Jr.
Director

/s/ Carole Ann Clem
Carole Ann Clem
Director

/s/ R. Michael Clemmer, Jr.
R. Michael Clemmer, Jr.
Director

/s/ John W. Dillon
John W. Dillon
Director

/s/ David A. Fike
David A. Fike
Director

/s/ Duane F. Marshall
Duane F. Marshall
Director

/s/ Steve M. Shearer
Steve M. Shearer
Director

/s/ Christopher F. Spurry
Christopher F. Spurry
Director

/s/ David P. Valliant
David P. Valliant
Director

/s/ W. Moorhead Vermilye
W. Moorhead Vermilye
Director

Comprising the Board of
Directors of
The Talbot Bank of Easton, Maryland
Easton, Maryland

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